Exhibit 99.1

                                THE MORTGAGE POOL

General

      The mortgage pool consists of conventional one- to four-family, fully-amortizing and balloon mortgage loans, all of which have fixed rates that are secured by first liens on mortgaged properties. The mortgage loans will have original terms to maturity of not greater than 30 years. The mortgage loans consist of 1,223 mortgage loans with an aggregate principal balance as of the Cut-off Date of approximately $265,000,063 after application of scheduled payments due on or before the Cut-off Date whether or not received.

      The Company conveyed the mortgage loans to the trust on the Closing Date pursuant to the Trust Agreement. The Seller made certain representations and warranties with respect to the mortgage loans in the Mortgage Loan Sale and Contribution Agreement. These representations and warranties were assigned to the indenture trustee for the benefit of the Bondholders. As more particularly described in the prospectus, the Seller will have certain repurchase or substitution obligations in connection with a breach of any such representation or warranty, as well as in connection with an omission or defect in respect of certain constituent documents required to be delivered with respect to the mortgage loans, if such breach, omission or defect cannot be cured and it materially and adversely affects the interests of the Bondholders. See "The Mortgage Pools -- Representations by Sellers" in the prospectus.

      Substantially all of the mortgage loans initially will be subserviced by Wendover Funding, Inc. The subservicing with respect to substantially all of the mortgage loans will be transferred to GMAC Mortgage Corporation or an affiliate thereof, on or about April 1, 2003, as described in this prospectus supplement under "Description of the Servicing Agreement -- The Subservicers."

      None of the mortgage loans were 30 days or more delinquent as of the Cut-off Date.

      Substantially all of the mortgage loans have scheduled monthly payments due on the first of the month. Each mortgage loan will contain a customary "due-on-sale" clause.

      Each mortgage loan is required to be covered by a standard hazard insurance policy. See "Primary Mortgage Insurance, Hazard Insurance; Claims Thereunder -- Hazard Insurance Policies" in the prospectus.

Prepayment Charges

      A majority of the mortgage loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on prepayments. Generally, these mortgage loans provide for payment of a prepayment charge on some partial or full prepayments made within one year, five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan. No mortgage loan provides for payment of a prepayment charge on partial or full prepayments made more than five years from the date of origination of the mortgage loan. The amount of the prepayment charge is as provided in the related mortgage note, and the prepayment charge, if applicable, will generally apply if, in any twelve-month period during the first year, five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan, the mortgagor prepays an aggregate amount exceeding 20% of the original principal balance of the mortgage loan. The amount of the prepayment charge will generally be as much as 6 months' advance interest calculated on the basis of the mortgage rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan. The prepayment charges may, in certain circumstances, be waived by the Master Servicer or the related subservicer. Some of these prepayment charges may not be enforceable in cases where the mortgagor sells the related mortgaged property. There can be no assurance that the prepayment charges will have any effect on the prepayment performance of the mortgage loans. The Master Servicer or the related subservicer will be entitled to all prepayment charges received on the mortgage loans, and these amounts will not be available for distribution on the Bonds.

Primary Mortgage Insurance and the Radian Lender-Paid PMI Policy

      Substantially all of the mortgage loans with a loan-to-value ratio at origination in excess of 80.00% will be insured by one of the following: (1) a Primary Insurance Policy issued by a private mortgage insurer (other than a Radian Lender-Paid PMI Policy) or (2) the Radian Lender-Paid PMI Policy.

      Each Primary Insurance Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 90.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 6.00% of the Allowable Claim and (B) for which the outstanding principal balance at origination of such mortgage loan exceeded 90.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 22.00% of the Allowable Claim.

      The Radian Lender-Paid PMI Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 89.99% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 22.00% of the Allowable Claim and (B) for which the outstanding principal balance at origination of such mortgage loan is at least 90.00% and up to and including 95.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 22.00% of the Allowable Claim.

      With respect to the Radian Lender-Paid PMI Policy, the premium will be payable by the Master Servicer out of interest collections on the mortgage loans at a rate equal to the related Radian PMI Rate. The Radian PMI Rates will range from 0.30% per annum to 1.50% per annum of the Stated Principal Balance of the related Radian PMI Insured Loan.

      To the extent of a default by Radian under the Radian Lender-Paid PMI Policy, the Master Servicer will use its best efforts to find a replacement policy with substantially similar terms.

Mortgage Loan Characteristics

      The mortgage loans had an aggregate principal balance as of the Cut-off Date of approximately $265,000,063, after application of scheduled payments due on or before the Cut-off Date whether or not received.

      The average principal balance of the mortgage loans at origination was approximately $216,984. No mortgage loan had a principal balance at origination of greater than approximately $1,400,000 or less than approximately $40,000. The average principal balance of the mortgage loans as of the Cut-off Date was approximately $216,680. No mortgage loan had a principal balance as of the Cut-off Date of greater than approximately $1,390,551 or less than approximately $39,970.

      As of the Cut-off Date, the mortgage loans had mortgage rates ranging from approximately 5.125% per annum to approximately 12.000% per annum and the weighted average mortgage rate was approximately 6.646% per annum. The weighted average remaining term to stated maturity of the mortgage loans was approximately 339 months as of the Cut-off Date. None of the mortgage loans will have a first Due Date prior to February 1, 2002, or after March 1, 2003, or will have a remaining term to stated maturity of less than 119 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any mortgage loan is February 1, 2033.

      The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The weighted average of the loan-to-value ratios at origination of the mortgage loans was approximately 68.86%. No loan-to-value ratio at origination of any mortgage loan was greater than approximately 100.00% or less than approximately 11.11%.

      Approximately 0.26% of the mortgage loans (by aggregate outstanding principal balance of the mortgage loans as of the cut-off date) are "home loans" and may be "covered home loans" under the Georgia Fair Lending Act. The Georgia Act applies to any mortgage loan that is secured by a property located in the State of Georgia that is the mortgagor's principal residence, that has a principal amount not in excess of the conforming loan balance limit established by Fannie Mae, and that was originated after October 1, 2002. These loans are referred to under the Georgia Act as "home loans." Certain home loans, which are referred to as "covered home loans," have met certain fee and finance-charge criteria. The Georgia Act prohibits certain activities and charges in connection with home loans. Additional prohibitions apply to covered home loans.

      The original mortgages for some of the mortgage loans have been, or in the future may be, at the sole discretion of the master servicer, recorded in the name of Mortgage Electronic Registration Systems, Inc., or MERS, solely as nominee for the seller and its successors and assigns, and subsequent assignments of those mortgages have been, or in the future may be, at the sole discretion of the master servicer, registered electronically through the MERS(R) System. In some other cases, the original mortgage was recorded in the name of the originator of the mortgage loan, record ownership was later assigned to MERS, solely as nominee for the owner of the mortgage loan, and subsequent assignments of the mortgage were, or in the future may be, at the sole discretion of the master servicer, registered electronically through the MERS(R) System. For each of these mortgage loans, MERS serves as mortgagee of record on the mortgage solely as a nominee in an administrative capacity on behalf of the indenture trustee, and does not have any interest in the mortgage loan. Some of the mortgage loans were recorded in the name of MERS. For additional information regarding the recording of mortgages in the name of MERS see "Yield on the Bonds -- Yield Sensitivity of the Class M Bonds" in this prospectus supplement.

      16 mortgage loans, representing approximately 0.97% of the mortgage pool (by aggregate outstanding principal balance of the mortgage loans as of the Cut-off Date), are balloon loans. The amount of the balloon payment on each of these mortgage loans is substantially in excess of the amount of the scheduled monthly payment on such mortgage loan for the period prior to the Due Date of the balloon payment. These mortgage loans have a weighted average remaining term to stated maturity of approximately 179 months.

      None of the mortgage loans is a buydown mortgage loan.

      None of the mortgage loans will be subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law.

      Approximately 82.16% of the mortgage loans (by aggregate outstanding principal balance of the mortgage loans as of the Cut-off Date) provide for prepayment charges.

      Approximately 16.13% and 3.52% of the mortgage loans (by aggregate outstanding principal balance of the mortgage loans as of the Cut-off Date) are covered by a Primary Insurance Policy and the Radian Lender-Paid PMI Policy, respectively. For the mortgage loans, the weighted average of the Radian PMI Rates for the mortgage loans covered by the Radian Lender-Paid PMI Policy is approximately 0.82% per annum.

      Set forth below is a description of certain additional characteristics of the mortgage loans as of the Cut-off Date, except as otherwise indicated. All percentages of the mortgage loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.

                        Principal Balances at Origination

                                                                                                Percentage of
                                                                                                Cut-off Date
                  Original                         Number of         Aggregate Unpaid         Aggregate Unpaid
           Principal Balances ($)                Mortgage Loans      Principal Balance        Principal Balance
           ----------------------                --------------      -----------------        -----------------
           0.01   -     50,000.00.........               2              $     89,970                  0.03%
      50,000.01   -    100,000.00.........             165                13,456,239                  5.08
     100,000.01   -    150,000.00.........             297                37,336,516                 14.09
     150,000.01   -    200,000.00.........             228                39,432,962                 14.88
     200,000.01   -    250,000.00.........             157                35,075,338                 13.24
     250,000.01   -    300,000.00.........              98                26,993,154                 10.19
     300,000.01   -    350,000.00.........              99                32,052,132                 12.10
     350,000.01   -    400,000.00.........              62                23,167,034                  8.74
     400,000.01   -    450,000.00.........              50                21,218,656                  8.01
     450,000.01   -    500,000.00.........              35                16,585,161                  6.26
     500,000.01   -    550,000.00.........              10                 5,244,588                  1.98
     550,000.01   -    600,000.00.........               7                 4,091,107                  1.54
     600,000.01   -    650,000.00.........               2                 1,218,213                  0.46
     650,000.01   -    700,000.00.........               6                 4,059,032                  1.53
     700,000.01   -    750,000.00.........               1                   713,323                  0.27
     900,000.01   -    950,000.00.........               2                 1,877,060                  0.71
     950,000.01   -  1,000,000.00.........               1                   999,028                  0.38
   1,350,000.01   -  1,400,000.00.........               1                 1,390,551                  0.52
                                                     -----              ------------                -------
       Total..............................           1,223              $265,000,063                100.00%
                                                     =====              ============                =======

      The average principal balance of the mortgage loans at origination was approximately $216,984.

                    Principal Balances as of the Cut-off Date

                                                                                                Percentage of
                                                                                                Cut-off Date
                   Current                         Number of         Aggregate Unpaid         Aggregate Unpaid
           Principal Balances ($)                Mortgage Loans      Principal Balance        Principal Balance
           ----------------------                --------------      -----------------        -----------------
          0.01    -     50,000.00.........               3              $    139,486                  0.05%
     50,000.01    -    100,000.00.........             164                13,406,723                  5.06
    100,000.01    -    150,000.00.........             299                37,636,201                 14.20
    150,000.01    -    200,000.00.........             226                39,133,277                 14.77
    200,000.01    -    250,000.00.........             157                35,075,338                 13.24
    250,000.01    -    300,000.00.........              99                27,292,764                 10.30
    300,000.01    -    350,000.00.........              98                31,752,522                 11.98
    350,000.01    -    400,000.00.........              62                23,167,034                  8.74
    400,000.01    -    450,000.00.........              51                21,666,446                  8.18
    450,000.01    -    500,000.00.........              34                16,137,370                  6.09
    500,000.01    -    550,000.00.........              10                 5,244,588                  1.98
    550,000.01    -    600,000.00.........               7                 4,091,107                  1.54
    600,000.01    -    650,000.00.........               2                 1,218,213                  0.46
    650,000.01    -    700,000.00.........               6                 4,059,032                  1.53
    700,000.01    -    750,000.00.........               1                   713,323                  0.27
    900,000.01    -    950,000.00.........               2                 1,877,060                  0.71
    950,000.01    -  1,000,000.00.........               1                   999,028                  0.38
  1,350,000.01    -  1,400,000.00.........               1                 1,390,551                  0.52
                                                     -----              ------------                -------
         Total............................           1,223              $265,000,063                100.00%
                                                     =====              ============                =======

      As of the Cut-off Date, the average current principal balance of the mortgage loans will be approximately $216,680.

                                 Mortgage Rates

                                                                                          Percentage of
                                                                                          Cut-off Date
                                             Number of          Aggregate Unpaid        Aggregate Unpaid
          Mortgage Rates(%)               Mortgage Loans       Principal Balance        Principal Balance
          -----------------               --------------       -----------------        -----------------
       5.000   -     5.499.........               19             $  4,053,754                  1.53%
       5.500   -     5.999.........              177               49,734,011                 18.77
       6.000   -     6.499.........              342               87,581,727                 33.05
       6.500   -     6.999.........              218               46,116,845                 17.40
       7.000   -     7.499.........              143               27,572,530                 10.40
       7.500   -     7.999.........              170               27,612,840                 10.42
       8.000   -     8.499.........               63                9,418,213                  3.55
       8.500   -     8.999.........               60                8,410,848                  3.17
       9.000   -     9.499.........               15                1,835,761                  0.69
       9.500   -     9.999.........               12                2,014,786                  0.76
      10.000   -    10.499.........                2                  365,080                  0.14
      11.000   -    11.499.........                1                  166,250                  0.06
      12.000   -    12.499.........                1                  117,420                  0.04
                                               -----             ------------                -------
        Total......................            1,223             $265,000,063                100.00%
                                               =====             ============                =======

      The weighted average mortgage rate of the mortgage loans was approximately 6.646% per annum.

                          Original Loan-to-Value Ratios

                                                                                            Percentage of
                                                                                             Cut-off Date
                                               Number of         Aggregate Unpaid          Aggregate Unpaid
   Original Loan-to-Value Ratios (%)        Mortgage Loans       Principal Balance        Principal Balance
   ---------------------------------        --------------       -----------------        -----------------
       10.01  -    15.00............                 2             $    449,945                   0.17%
       15.01  -    20.00............                 2                  407,299                   0.15
       20.01  -    25.00............                 5                1,042,657                   0.39
       25.01  -    30.00............                 8                1,442,187                   0.54
       30.01  -    35.00............                19                4,764,685                   1.80
       35.01  -    40.00............                23                5,219,912                   1.97
       40.01  -    45.00............                41               11,465,470                   4.33
       45.01  -    50.00............                74               17,698,245                   6.68
       50.01  -    55.00............                77               18,162,556                   6.85
       55.01  -    60.00............                73               20,869,617                   7.88
       60.01  -    65.00............                90               23,101,001                   8.72
       65.01  -    70.00............               145               37,679,421                  14.22
       70.01  -    75.00............                67               15,256,651                   5.76
       75.01  -    80.00............               272               55,374,279                  20.90
       80.01  -    85.00............                27                4,299,698                   1.62
       85.01  -    90.00............               159               25,715,048                   9.70
       90.01  -    95.00............               111               18,354,782                   6.93
       95.01  -   100.00............                28                3,696,610                   1.39
                                                 -----             ------------                 -------
         Total......................             1,223             $265,000,063                 100.00%
                                                 =====             ============                 =======

      The minimum and maximum loan-to-value ratios of the mortgage loans at origination were approximately 11.11% and 100.00%, respectively, and the weighted average of the loan-to-value ratios of the mortgage loans at origination was approximately 68.86%.

                                 Occupancy Types

                                                                                             Percentage of
                                                                                              Cut-off Date
                                                   Number of         Aggregate Unpaid       Aggregate Unpaid
               Occupancy Type                    Mortgage Loans     Principal Balance      Principal Balance
               --------------                    --------------     -----------------      -----------------
  Second Home.............................               25            $  5,339,734                2.01%
  Non-Owner Occupied......................              196              34,914,148               13.18
  Owner Occupied..........................            1,002             224,746,182               84.81
                                                      -----            ------------              ------
        Total.............................            1,223            $265,000,063              100.00%
                                                      =====            ============              =======

      Occupancy type is based on the representation of the borrower at the time of origination.

                  Mortgage Loan Program and Documentation Type


                                                                                              Percentage of
                                                                                               Cut-off Date
                                                   Number of         Aggregate Unpaid        Aggregate Unpaid
  Loan Program and Documentation Type            Mortgage Loans      Principal Balance      Principal Balance
  -----------------------------------            --------------      -----------------      -----------------
  Progressive Series Program (Full
  Documentation)...........................            237              $54,811,729                20.68%
  Progressive Series Program (Limited
  (Stated) Documentation)..................            534              135,742,541                51.22
  Progressive Series Program (No Income/No
  Asset Documentation).....................              9                1,685,834                 0.64
  Progressive  Express(TM) Program (Non
  Verified Assets).........................            243               39,071,551                14.74
  Progressive Express(TM) Program (Verified
  Assets)..................................            124               21,213,444                 8.01
  Progressive Express(TM) No Doc Program
  (No Documentation).......................             67               10,669,076                 4.03
  Progressive Series Program (Lite
  Income/Stated Asset Documentation).......              2                  679,135                 0.26
  Progressive Express(TM) No Doc Program
  (Verified Assets)........................              7                1,126,752                 0.43
                                                     -----             ------------               ------
        Total..............................          1,223             $265,000,063               100.00%
                                                     =====             ============               ======

      See "-- Underwriting Standards" below for a detailed description of the Seller's loan programs and documentation requirements.

                                 Risk Categories

                                                                                               Percentage of
                                                                                                Cut-off Date
                                             Number of Mortgage     Aggregate Unpaid          Aggregate Unpaid
               Credit Grade                         Loans           Principal Balance        Principal Balance
               ------------                         -----           -----------------        -----------------
A+1)....................................             559               $145,938,873                55.07%
A(1)....................................             246                 49,584,009                18.71
A-(1)...................................              16                  3,183,553                 1.20
B(1)....................................               1                    102,140                 0.04
Progressive Express(TM) I(2)............             189                 31,278,908                11.80
Progressive Express(TM) II(2)...........             166                 27,755,829                10.47
Progressive Express(TM) III(2)..........              27                  4,389,067                 1.66
Progressive Express(TM) IV(2)...........              14                  2,140,785                 0.81
Progressive Express(TM) V(2)............               3                    411,801                 0.16
Progressive Express(TM) VI(2)...........               2                    215,097                 0.08
                                                   -----               ------------               ------
  Total.................................           1,223               $265,000,063               100.00%
                                                   =====               ============               =======

-----------------

(1) All of these mortgage loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+, A, A- and B correspond to Progressive Series I+, I and II, III and III+, and IV, respectively. All of the mortgage loans originated pursuant to the Express Priority Refi(TM) Program have been placed in Progressive Express(TM) Programs II and III. See "-- Underwriting Standards."

(2) These mortgage loans were originated under the Seller's Progressive Express(TM) Program. The underwriting for these mortgage loans is generally based on the borrower's "FICO" score and therefore these mortgage loans do not correspond to the alphabetical risk categories listed above.

      See "-- Underwriting Standards" below for a description of the Seller's risk categories.

                                 Property Types

                                                                                                Percentage of
                                                                                                 Cut-off Date
                                              Number of Mortgage      Aggregate Unpaid         Aggregate Unpaid
               Property Type                         Loans           Principal Balance        Principal Balance
               -------------                         -----           -----------------        -----------------
Single-Family............................              872             $190,454,594                71.87%
De Minimis PUD...........................              145               34,814,831                13.14
Two- to Four-Family......................               68               16,996,950                 6.41
Condominium..............................               85               12,647,518                 4.77
Planned Unit Development.................               45                8,500,918                 3.21
Hi-Rise..................................                8                1,585,254                 0.60
                                                     -----             ------------               ------
  Total..................................            1,223             $265,000,063               100.00%
                                                     =====             ============               =======

                 Geographic Distribution of Mortgaged Properties

                                                                   Percentage of
                                                                    Cut-off Date
                                           Number of Mortgage     Aggregate Unpaid       Aggregate Unpaid
                   State                          Loans           Principal Balance      Principal Balance
                   -----                          -----           -----------------      -----------------
California.................................         654              $165,024,681               62.27%
Florida....................................         247                37,832,602               14.28
New York...................................          28                 8,067,912                3.04
Other (less than 3% in any one state)......         294                54,074,869               20.41
                                                  -----              ------------              ------
   Total...................................       1,223              $265,000,063              100.00%
                                                  =====              ============              =======

      No more than approximately 1.26% of the mortgage loans (by aggregate outstanding principal balance as of the Cut-off Date) are secured by mortgaged properties located in any one zip code.

                                  Loan Purposes

                                                                                            Percentage of
                                                                                            Cut-off Date
                                                Number of          Aggregate Unpaid       Aggregate Unpaid
              Loan Purpose                    Mortgage Loans       Principal Balance      Principal Balance
              ------------                    --------------       -----------------      -----------------
Cash-Out Refinance......................             540             $125,760,806               47.46%
Purchase................................             414               71,358,407               26.93
Rate and Term Refinance.................             269               67,880,850               25.62
                                                   -----             ------------              ------
  Total.................................           1,223             $265,000,063              100.00%
                                                   =====             ============              =======

      In general, in the case of a mortgage loan made for "rate and term" refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. Mortgage loans made for "cash-out" refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.